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                                                                    EXHIBIT 99.1


              RESOURCES ACCRUED MORTGAGE INVESTORS L.P. - SERIES 86

                         FORM 10-QSB SEPTEMBER 30, 2002


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Resources Accrued Mortgage Investors L.P. - Series 86 (the "Partnership"), on Form 10-QSB for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date: November 14, 2002                   /s/ Michael L. Ashner
                                          --------------------------------------
                                          Michael L. Ashner
                                          President and Director
                                          (Principal Executive Officer)


Date: November 14, 2002                   /s/ Thomas C. Staples
                                          --------------------------------------
                                          Thomas C. Staples
                                          Vice President and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)